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                           MARC PHARMACEUTICALS, INC.
                               350 BEDFORD STREET
                               STAMFORD, CT 06901


                                                                    July 9, 2004

Ms. Barbara Pifel

Ms. Audrey Schwimmer
Mr. Derek Spears
Weill Medical College of Cornell University
Office of Research & Sponsored Programs
1300 York Avenue, Room A-131
New York, NY 10021

Dr. Brij B. Saxena
515 East 71st Street, Room 412
New York, NY 10021

         Re: Sponsored Research Agreement between Marc Pharmaceuticals, Inc. and Weill Medical College Cornell University dated January 22, 2004 (the "Agreement")

Dear Ladies and Gentleman:

         This letter is to confirm our understanding that the first payment to be made under the Agreement, pursuant to Section 4.1 which provides that $187,500 shall be paid by June 30, 2004, shall instead be paid by as follows:
$75,000 by July 15, 2004 and $112,500 by November 12, 2004.


         We trust that the foregoing represents the understanding between us. Please indicate your confirmation by signature and return of the enclosed copy.

                                                  Sincerely,
                                                  Marc Pharmaceuticals, Inc.

                                                  By:
                                                     ---------------------------
                                                  Name: Robert M. Cohen
                                                  Title: President




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We hereby confirm our agreement and understanding of the foregoing:


Weill Medical College of Cornell University
By:
   --------------------------------------
Name:
     ------------------------------------
Title:
      -----------------------------------


Principal Investigator

By
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            Dr. Brij B. Saxena